MML SERIES INVESTMENT FUND
Supplement dated May 24, 2002 to the
Prospectus dated May 1, 2002

       This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

       Effective immediately, for the MML Small Cap Growth Equity Fund, the following information for Gilbert C. Scott replaces the information for Grant Sarris under the section titled About the Investment Adviser and Sub-Advisers:

Gilbert C. Scott____________________________________________________
A vice president and assistant portfolio manager for Waddell & Reed, Mr. Scott, along with Mr. Seferovich, is responsible for the day-to-day management of a portion of the MML Small Cap Growth Equity Fund. Mr. Scott, a Chartered Financial Analyst, joined Waddell & Reed in 1997 as an investment analyst. In 2000, he was named assistant portfolio manager of the small capitalization growth equity style.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

L7352-02-1